Exhibit 99.1

Exhibit 99.1 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK *** EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail ACER THERAPEUTICS INC. As a stockholder of Acer Therapeutics Inc., you have the option of votingyour shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [ ● ], 2023. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/acertx/[ ● ]. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. ~ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ~ PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3. Please mark your votes like this Proposal 1 — Merger Proposal FOR AGAINST ABSTAIN To adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated August 30, 2023, by and among Zevra Therapeutics, Inc., a Delaware corporation (“Zevra”), Aspen Z Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Zevra (“Merger Sub”), and Acer Therapeutics Inc. (“Acer”), pursuant to which, upon the satisfaction or waiver of the conditions to the closing set forth in the Merger Agreement, Merger Sub will merge with and into Acer (the “Merger”), with Acer surviving as a wholly-owned subsidiary of Zevra. Proposal 2 — Adjournment Proposal FOR AGAINST ABSTAIN To adjourn the Special Meeting of Stockholders, if necessary or appropriate, in order to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting of Stockholders. Proposal 3 — Non-binding Advisory Merger Related Compensation Proposal To approve, by non-binding, advisory vote, compensation that will or may become payable to Acer’s named executive officers in connection with the Merger. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBER Signature Signature, if held jointly Date, 2023 Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

ACER THERAPEUTICS INC. One Gateway Center, Suite 356 300 Washington Street Newton, MA 02458 SPECIAL MEETING OF STOCKHOLDERS [●], 2023 YOUR VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2023: The notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/acertx/[●]. ~ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ~ ACER THERAPEUTICS INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2023 The undersigned stockholder of Acer Therapeutics Inc. (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and appoints each of Harry S. Palmin and Donald R. Joseph, each with full power of substitution, as proxy to vote as specified in this Proxy all the shares of common stock of the Company held by the undersigned at the Special Meeting of Stockholders of the Company to be held on [●], 2023 at [●] a.m. Eastern time, via the Internet at https://www.cstproxy.com/acertx/[●]. Each such proxy or substitute shall have and may exercise all of the powers of said proxy hereunder. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VOTING ELECTRONICALLY AT THE SPECIAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)